Condensed Parent Only Financial Information (Details) - Schedule of Condensed Balance Sheets (Parentheticals) - Parent Company [Member] - USD ($) $ / shares in Units, $ in Thousands	Mar. 31, 2024	Mar. 31, 2023
Schedule of Condensed Balance Sheets [Line Items]
Allowance for expected credit losses (in Dollars)	$ 410,000
Ordinary shares, par value per share (in Dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	1,000,000,000	1,000,000,000
Ordinary shares, shares issued	15,500,000	12,000,000
Ordinary shares, shares outstanding	15,500,000	12,000,000